EXHIBIT 99.3

ALCOA INC.

Debt Securities and

Warrants to Purchase

Debt Securities

Terms Agreement

January 22, 2007

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attn.: Chief Financial Officer

Ladies and Gentlemen:

On behalf of the several Underwriters named in Schedule I hereto and for their respective accounts, we offer to purchase, severally and not jointly, on the basis of the representations, warranties and agreements contained in the Underwriting Agreement, dated January 22, 2007, relating to your Debt Securities and Warrants to Purchase Debt Securities, the form of which was incorporated as an exhibit to your Registration Statement on Form S-3 (No. 333-74874) (“Underwriting Agreement”), but subject to the terms and conditions set forth therein modified as set forth below (the provisions of which Underwriting Agreement, as amended, are herein incorporated by reference in their entirety and deemed to be a part hereof to the same extent as if such provisions had been set forth in full herein), the respective principal amounts of Debt Securities set forth in Schedule I hereto (“Securities”), on the following terms:

I.	Title:	5.55% Notes Due 2017

	Principal Amount:	$750,000,000

	Interest:	5.55% per annum, from January 25, 2007, payable semiannually on February 1 and August 1 of each year, commencing August 1, 2007, to the persons in whose names the 2017 Notes are registered at the close of business on the January 15 or July 15, as the case may be, next preceding such interest payment date.

	Maturity:	February 1, 2017.

	Optional Redemption:	The 2017 Notes will be redeemable, in whole or in part, at the option of the Company at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to holders of the 2017 Notes, at a redemption price equal to the greater of (i) 100% of the principal amount of such 2017 Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments, discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points plus, accrued interest to the date of redemption which has not been paid.

	Sinking Fund:	None.

	Delayed Delivery Contracts:	None.

	Purchase Price:	99.298% of the principal amount, plus accrued interest, if any, from January 25, 2007.

	Expected Reoffering Price:	99.748% of the principal amount, subject to change by the undersigned.

	Closing:	10:00 A.M. on January 25, 2007 at Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019; purchase price payable by electronic transfer of immediately available funds.

II.	Title:	5.90% Notes Due 2027

	Principal Amount:	$625,000,000

	Interest:	5.90% per annum, from January 25, 2007, payable semiannually on February 1 and August 1 of each year, commencing August 1, 2007, to the persons in whose names the 2027 Notes are registered at the close of business on the January 15 or July 15, as the case may be, next preceding such interest payment date.

	Maturity:	February 1, 2027.

	Optional Redemption:	The 2027 Notes will be redeemable, in whole or in part, at the option of the Company at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to holders of the 2027 Notes, at a redemption price equal to the greater of (i) 100% of the principal amount of such 2027 Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments, discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15.0 basis points plus, accrued interest to the date of redemption which has not been paid.

	Sinking Fund:	None.

	Delayed Delivery Contracts:	None.

	Purchase Price:	98.810% of the principal amount, plus accrued interest, if any, from January 25, 2007.

	Expected Reoffering Price:	99.685% of the principal amount, subject to change by the undersigned.

	Closing:	10:00 A.M. on January 25, 2007 at Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019; purchase price payable by electronic transfer of immediately available funds.

III.	Title:	5.95% Notes Due 2037

	Principal Amount:	$625,000,000

	Interest:	5.95% per annum, from January 25, 2007, payable semiannually on February 1 and August 1 of each year, commencing August 1, 2007, to the persons in whose names the 2037 Notes are registered at the close of business on the January 15 or July 15, as the case may be, next preceding such interest payment date.

	Maturity:	February 1, 2037.

Optional Redemption:	The 2037 Notes will be redeemable, in whole or in part, at the option of the Company at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to holders of the 2037 Notes, at a redemption price equal to the greater of (i) 100% of the principal amount of such 2037 Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments, discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points plus, accrued interest to the date of redemption which has not been paid.

Sinking Fund:	None.

Delayed Delivery Contracts:	None.

Purchase Price:	98.749% of the principal amount, plus accrued interest, if any, from January 25, 2007.

Expected Reoffering Price:	99.624% of the principal amount, subject to change by the undersigned.

Closing:	10:00 A.M. on January 25, 2007 at Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019; purchase price payable by electronic transfer of immediately available funds.

Each of the Underwriters has agreed that it will not offer, sell, or deliver any of the Notes, directly or indirectly, or distribute the prospectus supplement or prospectus or any other offering material relating to the Notes, in or from any jurisdiction except under circumstances that will, to the best of the underwriters’ knowledge and belief, result in compliance with the applicable laws and regulations and which will not impose any obligations on Alcoa except as set forth in this underwriting agreement.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the notes which has been approved by the competent authority in that Relevant

Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of notes to the public in that Relevant Member State at any time:

(a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b) to any legal entity which has two or more of

1. an average of at least 250 employees during the last financial year;

2. a total balance sheet of more than €43,000,000; and

3. an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

United Kingdom

Each Underwriter has represented and agreed that:

(a) (i) it is a qualified investor within the meaning of Section 86(7) of the Financial Services and Markets Act 2000 (the “FSMA”), and (ii) it has not offered or sold and will not offer or sell any Securities to persons in the United Kingdom except to persons who are qualified investors within the meaning of Section 86(7) of the FSMA or otherwise in circumstances which do not require a prospectus to be made available to the public in the United Kingdom within the meaning of Section 85(1) of the FSMA;

(b) has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which section 21(1) of FSMA does not apply to the company; and

(c) has complied with, and will comply with, all applicable provisions of FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule I hereto.

It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule I hereto by the aggregate principal amount to be purchased by such additional Underwriters.

Pursuant to Section 4(i) of the Underwriting Agreement, the Representatives consent to the Company’s Offer to Exchange up to $1.5 billion of its Notes due 2010, 6 1/2% Notes due 2011 and 6% Notes due 2012 for its Notes due 2019 or 2022.

The provisions of the Underwriting Agreement are incorporated herein by reference. The Company also represents that the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

Time of Sale Information shall include the Preliminary Prospectus Supplement dated January 22, 2007 and accompanying prospectus dated December 14, 2001 (together the “Preliminary Prospectus”), as filed by the Company pursuant to Rule 424(b)(3) under the Act. The Final Term Sheet dated January 22, 2007, as filed pursuant to Rule 433 under the Act shall be an approved free writing prospectus and shall constitute part of the Time of Sale Information.

Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.

Very truly yours,

CITIGROUP GLOBAL MARKETS INC. CREDIT SUISSE SECURITIES (USA) LLC DEUTSCHE BANK SECURITIES INC. J.P. MORGAN SECURITIES INC.

By:	CREDIT SUISSE SECURITIES (USA) LLC

By:
Title:

Acting on behalf of themselves and as Representatives of the Several Underwriters set forth in Schedule I

Accepted:

ALCOA INC.

By:
Title:

SCHEDULE I

Underwriter	Principal Amount of 2017 Notes	Principal Amount of 2027 Notes	Principal Amount of 2037 Notes
Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013	$150,000,000	$125,000,000	$125,000,000

Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, NY 10010	150,000,000	125,000,000	125,000,000

Deutsche Bank Securities Inc. 60 Wall Street New York, NY 10005	150,000,000	125,000,000	125,000,000

J.P. Morgan Securities Inc. 270 Park Avenue New York, NY 10017	150,000,000	125,000,000	125,000,000

Barclays Capital Inc. 200 Park Avenue New York, NY 10166	37,500,000	31,250,000	31,250,000

Morgan Stanley & Co. Incorporated 1585 Broadway New York, NY 10036	37,500,000	31,250,000	31,250,000

ANZ Securities, Inc. 1177 Avenue of the Americas New York, NY 10036	9,000,000	7,500,000	7,500,000

Banc of America Securities LLC Nine West 57th Street New York, NY 10019	9,000,000	7,500,000	7,500,000

BNP Paribas Securities Corp. 787 Seventh Avenue New York, NY 10019	9,000,000	7,500,000	7,500,000

HSBC Securities (USA) Inc. 452 Fifth Avenue New York, NY 10018	9,000,000	7,500,000	7,500,000

Lehman Brothers Inc. 745 Seventh Avenue New York, NY 10019	9,000,000	7,500,000	7,500,000

Mellon Financial Markets, LLC One Mellon Center Pittsburgh, PA 15258	9,000,000	7,500,000	7,500,000

Mitsubishi UFJ Securities International plc 1251 Avenue of the Americas New York, NY 10020	9,000,000	7,500,000	7,500,000

Banca Imi S.p.A Corso Matteotti 6 Milan, Italy 20121	3,000,000	2,500,000	2,500,000

BBVA Securities, Inc. 1345 Avenue of the Americas New York, NY 10105	3,000,000	2,500,000	2,500,000

National Australia Bank Limited 88 Wood Street London EC2V 7QQ United Kingdom	3,000,000	2,500,000	2,500,000

RBC Capital Markets Corporation 165 Broadway New York, NY 10006	3,000,000	2,500,000	2,500,000

Total	$750,000,000	$625,000,000	$625,000,000